SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 28, 2005 (February 23, 2005)

Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of Registrant as specified in charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

155 Franklin Road, Suite 400

Brentwood, Tennessee 37027
(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 373-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 ..14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

Community Health Systems, Inc. Amended and Restated 2000 Stock Option and Award Plan

On February 23, 2005, the Board of Directors of Community Health Systems, Inc. (the “Company”) approved a further amendment and restatement of the Community Health Systems, Inc. Amended and Restated 2000 Stock Option and Award Plan (the “Plan”), which had been approved by the Company’s Board of Directors on February 25, 2003, and ratified, approved, and adopted by the Company’s stockholders on May 22, 2003.

The Plan has been amended to increase the number of shares available for award from 12,562,791 to 17,062,791, an increase of 4,500,000 shares.  In addition, the Plan has been amended to increase the number of shares available for award as restricted shares, performance awards (both stock and unit), phantom stock, and other awards that are granted as full value awards from 2,000,000 to 4,500,000 shares.  The foregoing amendments are subject to stockholder approval and will be submitted to a vote of the stockholders at its next annual meeting.  The Plan was also amended to prohibit nonqualified stock options from being granted at less than fair market value on the date the option is granted and to modify the change in control provision, such that vesting of options or lapsing of restrictions will occur on the date the change in control is effective, without regard to whether the employment or other relationship of the optionee or grantee is terminated.

Forms of Restricted Stock Award Agreement

On February 28, 2005, the Compensation Committee of the Board of Directors of the Company approved a form of Restricted Stock Award Agreement (the “Form Agreement”) to be utilized for restricted stock awards made under the Plan.  Under the Form Agreement, restrictions will lapse in one-third (1/3) increments on each of the first three anniversaries of the award date, provided, however, the restrictions will lapse earlier in the event of the death, disability or retirement of the grantee, or in the event of a change in control of the Company.

Form of Non-Qualified Stock Option Agreement

On February 28, 2005, our two forms of non-qualified stock option agreement utilized to make grants of stock options to (a) the Company’s executive officers and other officers, key employees and consultants, and (b) to the members of the Board of Directors, were modified to reflect the modification to the change in control provision of the Plan.

Option Grants and Restricted Stock Awards

On February 28, 2005, the Compensation Committee of the Board of Directors approved the following equity grants to its directors and named executive officers:

Name and Position	Non-Qualified Stock Options	Restricted Shares

Wayne T. Smith, Chairman, President and Chief Executive Officer	100,000	100,000

W. Larry Cash, Director, Executive Vice President and Chief Financial Officer	65,000	65,000

John A. Clerico, Director	—	1,000

Dale F. Frey, Director	—	1,000

John A. Fry, Director	—	1,000

Harvey Klein, M.D., Director	—	1,000

Julia B. North, Director	—	1,000

H. Mitchell Watson, Director	—	1,000

David L. Miller, Senior Vice President, Group Operations	30,000	30,000

Gary D. Newsome, Senior Vice President, Group Operations	30,000	30,000

Michael T. Portacci, Senior Vice President, Group Operations	30,000	30,000

All other executive officers as a group	90,000	90,000

ITEM 9.01. Financial Statements and Exhibits.

Exhibit 10.1	Community Health Systems, Inc. Amended and Restated 2000 Stock Option and Award Plan, as amended and restated on February 23, 2005

Exhibit 10.2	Form of Restricted Stock Award Agreement

Exhibit 10.3	Form of Non-Qualified Stock Option Agreement (Employee)

Exhibit 10.4	Form of Non-Qualified Stock Option Agreement (Director)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2005	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board,
President and Chief Executive Officer
(principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director
(principal financial officer)